Exhibit 10.3


                                 DIRECTORS STOCK RETAINER PLAN
                                              OF
                                    SALISBURY BANCORP, INC.


1. NAME AND PURPOSE.

     1.1 This plan is the Directors Stock Retainer Plan of Salisbury Bancorp, Inc. (the "Plan").

     1.2 The purposes of the Plan are to enhance the ability of Salisbury Bancorp, Inc.'s ("Salisbury") ability to attract and retain highly qualified individuals to serve as non-employee Directors of Salisbury to provide additional incentives to such Directors to promote the success of Salisbury and its subsidiary bank. The Plan provides non-employee Directors of Salisbury with shares of Restricted Stock of Salisbury as a component of compensation for their services as Directors.

2. DEFINITIONS.

     For purposes of interpreting the Plan and related documents, the following definitions shall apply:

     2.1 "Annual Stock Retainer" means the 120 shares of Restricted Salisbury Common Stock payable to each Director of Salisbury on an annual basis as part of each director's compensation for service on the Board of Directors of Salisbury.

     2.2 "Annual Meeting Date" means the date of each annual meeting of the shareholders of Salisbury held after the Effective Date.

     2.3 "Value" means the value of a share of Stock on the last trading day preceding a Grant Date or other date on which Restricted Stock is issued pursuant to Section 6 of this Plan.

     2.4 "Board" means the Board of Directors of Salisbury.

     2.5 "Director" means a non-employee member of Salisbury's Board of Directors.

     2.6 "Effective Date" means the date the Directors Stock Retainer Plan was approved by the shareholders of Salisbury.

     2.7 "Expiration Date" means the 10th anniversary of the day following the date on which the Plan was approved by the shareholders of Salisbury pursuant to
Section 12.1 below.

     2.8 "Grant Date" means the date on which a grant of Restricted Stock takes effect pursuant to Section 7 of this Plan, which shall be last business day preceding the 2002 Annual Meeting Date and each subsequent Annual Meeting Date before the Expiration Date.

     2.9 "Holder" means a person who holds Restricted Stock under this Plan.

     2.10 "Pro-Rated Stock Retainer" means a number of shares equal to 120 multiplied by a fraction, the numerator of which is the number of months of such a new non-employee director's service as a member of the Board (rounded to the nearest full month) and the denominator of which is 12, provided, however, that such fraction shall not be in excess of 1.0.

     2.11 "Stock" means the Common Stock, par value $.10, of Salisbury.

     2.12 "Salisbury" means Salisbury Bancorp, Inc., a Connecticut corporation.

3. ADMINISTRATION OF THE PLAN.

     The Plan shall be administered by the Board. The Board's responsibilities under the Plan shall be limited to taking all legal actions necessary to document the grants of Restricted Stock provided herein, to maintain appropriate records and reports regarding those grants, and to take all acts authorized by this Plan.

4. STOCK SUBJECT TO THE PLAN.

     4.1 Subject to adjustments made pursuant to Section 4.2, the maximum number of shares of Stock that may be issued pursuant to the Plan shall not exceed 15,000.

     4.2(a) If the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Salisbury by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable on capital stock, or other increase or decrease in such shares effected without receipt of consideration by Salisbury, occurring after the Effective Date, the number and kinds of shares for Restricted Stock may be granted under the Plan shall be adjusted proportionately and accordingly by Salisbury.

     (b) Adjustments under this Section 4.2 related to stock or securities of Salisbury shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

     (c) The grant of Restricted Stock pursuant to the Plan shall not affect or limit in any way the right or power of Salisbury to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all of any part of its business or assets.

5. ELIGIBILITY.

     Eligibility under this Plan is limited to Directors of Salisbury who are not employees of Salisbury or any subsidiary of Salisbury.

6. NUMBER OF SHARES AND GRANT DATE.

     Subject to approval of the Plan by the shareholders of Salisbury as provided in Section 12.1 and to the availability of shares of Stock under
Section 4.1 hereof, on each annual Grant Date beginning with the Grant Date preceding the 2002 Annual Meeting of Shareholders of Salisbury, each Director whose term of office begins with or continues after such Effective Date shall be issued a number of whole shares of Restricted Stock set forth in the Annual Stock Retainer (120 shares). Subject to approval of the Plan by the shareholders of Salisbury as provided in Section 12.1 below and to the availability of shares of Stock under Section 4.1 hereof, each Director who is first elected after the Effective Date to the Board (and who was not then a member of the Board) other than on an Annual Meeting Date shall be granted a number of whole shares of Restricted Stock equal to the Pro-Rated Stock Retainer.

7. VESTING.

     Restricted Stock shall become fully vested upon issuance following approval of the Plan by shareholders in accordance with Section 12.1 hereof.

8. SHAREHOLDER RIGHTS.

     Except as provided in Section 11 hereof, the Holder shall have all of the rights of a shareholder with respect to shares of Restricted Stock, including the right to vote such shares and the right to receive dividends thereon. No
Holders  shall  have  any  right  to  compel  Salisbury  to file a  Registration
Statement with respect to shares of Restricted Stock issued pursuant to the Plan.

9. CONTINUATION OF SERVICE.

     Nothing in the Plan shall confer upon any person any right to continue to serve as a Director, or to receive shares of stock issued pursuant to this Plan if such person is not serving as a Director on a Grant Date.

10. WITHHOLDING.

     Salisbury shall have the right to withhold, or require a Holder to remit to Salisbury, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the grant of Restricted Stock or the payment of dividends thereon.

11. NONTRANSFERABILITY; LEGEND.

     No shares of Restricted Stock granted pursuant to this Plan shall be transferable by the Holder without compliance with the registration requirements of applicable law or exemptions thereto. All share certificates issued hereunder shall bear an appropriate legend reflecting the foregoing restrictions and limitations on transfer.

12. ADOPTION, AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN.

     12.1 The Plan shall be effective as of the date of adoption by the shareholders of Salisbury present, or represented, and entitled to vote at a meeting duly held in accordance with applicable law.

     12.2 Subject to the limitation of Section 12.2, the Board may at any time suspend or terminate the Plan, and may amend it from time to time in such respects as the Board may deem advisable; provided, however, the Board shall not amend the Plan in the following respects without the approval of shareholders then sufficient to approve the Plan in the first instance:

     (a) To materially increase the benefits accruing to participants under the Plan (for example, to increase the number of shares of Restricted Stock that may be granted to any Director).

     (b) To increase the maximum number of shares of Stock that may be issued under the Plan;

     (c)  To  materially   modify  the   requirements   as  to  eligibility  for
participation in the Plan.

     12.3 No Restricted Stock may be granted during any suspension or after the termination of the Plan, and no amendment, suspension or termination of the Plan shall, without the Holder's consent, alter or impair any rights or obligations under any Restricted Stock previously issued into under the Plan. This Plan shall terminate upon the Expiration Date, unless previously terminated by the Board pursuant to this Section 12.

13. REQUIREMENTS OF LAW.

     13.1 Salisbury shall not be required to issue any shares of Stock hereunder if the issuance of such shares would constitute a violation by the Holder or Salisbury of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. Salisbury shall not be obligated to take any affirmative action in order to cause the issuance of shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that shares of Stock shall not be issued hereunder unless and until the shares of Stock are registered or are subject to an available exemption from registration, the grant of Restricted Stock (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     13.2 The intent of this Plan is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Plan administrators does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Plan administrators, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

14. GOVERNING LAW.

     The validity, interpretation and effect of this Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of Connecticut.

     This Plan was duly approved by the Board at a meeting held on the 26th day of February 2001 and by the shareholders of Salisbury at a meeting held on the 28th day of April, 2001.